UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2017

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2017, McKesson Corporation, a Delaware corporation (“McKesson”), and Change Healthcare Holdings, Inc., a Delaware corporation (“CHC”), announced the completion (the “Closing”) of their previously-announced agreement to create a new healthcare information technology company, Change Healthcare LLC, a Delaware limited liability company (“Change Healthcare”), pursuant to that certain Agreement of Contribution and Sale, dated June 28, 2016, by and among McKesson, Change Healthcare, Change Healthcare Intermediate Holdings, LLC (f/k/a PF2 NewCo Intermediate Holdings, LLC), a Delaware limited liability company (“Change Intermediate”), Change Healthcare Holdings, LLC (f/k/a PF2 NewCo Holdings, LLC), a Delaware limited liability company (“Change Holdings”), HCIT Holdings, Inc., a Delaware corporation (“Echo”), CHC, certain affiliates of The Blackstone Group, L.P. (“Blackstone”) and certain affiliates of Hellman & Friedman LLC (“H&F”), as amended by that certain Amendment No. 1 to Agreement of Contribution and Sale dated March 1, 2017 (as amended, the “Contribution Agreement”). The press releases announcing the Closing and related matters were filed by McKesson with its Current Report on Form 8-K filed on March 2, 2017.

In connection with the Closing, certain subsidiaries of McKesson entered into a Third Amended and Restated Limited Liability Company Agreement dated March 1, 2017 (the “LLC Agreement”) with Change Healthcare, Echo, and certain subsidiaries of Change Healthcare, which will govern the rights and obligations of McKesson’s subsidiaries and Echo in their roles as members of Change Healthcare. The material terms of the LLC Agreement were summarized in McKesson’s Current Report on Form 8-K filed on July 5, 2016, which summary is incorporated herein by reference.

The foregoing summary of the LLC Agreement does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the LLC Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Amendment No. 1 to Agreement Contribution and Sale, dated as of March 1, 2017, by and among by and among Change Healthcare LLC, Change Healthcare Intermediate Holdings, LLC, Change Healthcare Holdings, LLC, HCIT Holdings, Inc., Change Healthcare, Inc., a Delaware corporation, for itself and in its capacity as Echo Representative, certain affiliates of The Blackstone Group, L.P., certain affiliates of Hellman & Friedman LLC, and McKesson Corporation, a Delaware corporation.

10.1	Third Amended and Restated Limited Liability Company Agreement of Change Healthcare LLC, dated as of March 1, 2017.

*	The schedules and annexes to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. McKesson agrees to furnish a copy of any omitted schedule or annex to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2017

McKesson Corporation

By:	/s/ James A. Beer
James A. Beer
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Amendment No. 1 to Agreement Contribution and Sale, dated as of March 1, 2017, by and among by and among Change Healthcare LLC, Change Healthcare Intermediate Holdings, LLC, Change Healthcare Holdings, LLC, HCIT Holdings, Inc., Change Healthcare, Inc., a Delaware corporation, for itself and in its capacity as Echo Representative, certain affiliates of The Blackstone Group, L.P., certain affiliates of Hellman & Friedman LLC, and McKesson Corporation, a Delaware corporation.

10.1	Third Amended and Restated Limited Liability Company Agreement of Change Healthcare LLC, dated as of March 1, 2017.

*	The schedules and annexes to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. McKesson agrees to furnish a copy of any omitted schedule or annex to the Securities and Exchange Commission upon request.